Quest Solution Reports Year End and Q4 Results

Cash Availability Performance Improvement Validates Canadian Divestiture

EUGENE, Ore., April 18, 2017 — Quest Solution, Inc. (OTCQB: QUES), is pleased to announce its financial results for the year ended December 31, 2016.

Year End and Subsequent Highlights

●	Net revenues of $60.0 million for the year ended December 31, 2016, an increase of 2.5% compared to the prior year period;

●	Company secures trade extension agreement with a key supplier and converts $12.4 million of accounts payable into a promissory note and extends the maturity to September 30, 2017

●	Company completes divesture of its Canadian operations

●	Net loss from continuing operations for the year ended December 31, 2016 of $7.5 million

●	Adjusted EBITDA for the year and three months ended December 31, 2016 of $1.1 million and $0.6 million, respectively

●	Redemption of 3,042,500 common shares for the year ended December 31, 2016

●	Appointment of Shai Lustgarten as President and CEO

Fourth Quarter and Year-end 2016- Select Financial Results from Continuing Operations (1)

	Three Months Ended 12/31/2016	Three Months Ended 12/31/2015	Year Ended 12/31/2016	Year Ended 12/31/2015
Revenues	16,607,405	17,653,607	60,047,124	58,598,531
Gross profit	3,303,735	3,035,044	12,094,545	11,948,254
Gross profit margin	19.9%	17.2%	20.1%	20.4%
Net loss from continuing operations	(2,138,433)	(1,704,964)	(7,493,270)	(1,475,524)
Adjusted EBITDA	631,104	54,311	1,134,442	1,153,131
Adjusted EBITDA	3.8%	0.3%	1.9%	2.0%

Loss per share from continuing operations - basic	(0.06)	(0.04)	(0.21)	(0.04)
Weighted average shares outstanding - basic	34,742,996	37,725,736	35,947,523	36,195,065

Please refer to the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, and the financial tables included below for the Company’s GAAP financial statements and a reconciliation of GAAP results to Non-GAAP measures.

Q4-2016 Revenue Increased and Expenses Decreased Over Q3-2016

In the fourth quarter Company revenue increased by 22% from $13.56M in Q3 to $16.6M. There were significant wins of a million dollars or more in Retail, Transportation and Logistics and Pharmaceutical. For the quarter, there were shipments greater than $100,000 to over 30 accounts in multiple industries demonstrating the strength of the Company’s sales organization. Some of these accounts have rollouts that will continue into 2017 positioning the Company for future growth.

(1)All the assets and liabilities attributable to the divestiture of Quest Solution Canada Inc. have been reclassified into the “held for disposal” asset and liability categories on the balance sheet. On the statement of operations, the financial results of Quest Solution Canada Inc. have been reclassified out of the activity from continuing operations, and disclosed separately in the category for discontinued operations.

For Q4-2016, G&A expenses, comprised of general and administrative, salary and employee benefits and professional fees, as a percentage of net revenues, was 17.1% compared to 18.9% in Q3-2016 as the Company began to realize benefits from cost reduction programs.

Result is Adjusted EBITDA Increased to 3.8% in Q4-2016 from 1.4% in Q3-2016

“In the fourth quarter of 2016, the Company concluded the carve out of Quest Solution Canada Inc., with an effective date of September 30, 2016, as such Q4-2016 was the first full quarter of operations post divestiture of the Canadian operations and the benefits have already started to be felt. The Adjusted EBITDA as a percentage of net revenues increased from 1.4% in Q-3 2016 to 3.8% in Q4-2016”. Q4-2016 represented 56% of the year’s Adjusted EBITDA providing evidence that the Company’s actions are beginning to show early results. Tom Miller, Chairman of the Board stated, “We believe Q4 represents an important turning point for the Company and we will continue to show improvement throughout 2017. We will remain focused on continuing to drive sales, creating a more favorable product and services mix to improve margins and realizing additional cost efficiencies across the enterprise”.

Significant Progress on Note Reduction

In Q4-2016, the Company was able to reduce the Supplier Promissory Note by $2.2 million to $9.4 million as compared to $12.4M in July 2016. At the end of March 2017, the note was further reduced to $7.8 million representing a reduction of 37% since July 2016. This was possible because the Company did not have to fund the negative cash flow of the Canadian operations and is using those funds to accelerate the pay down of the Supplier Note.

2017 Outlook

Management believes that the decisions taken in Q3 and Q4 2016 which included the divestiture of Canada, write off of non-performing assets, cost reductions and restructuring charges and a return of Quest to its core business with a simplified business model, provides the foundation for significantly improved Company performance in 2017. The Company is undertaking further steps in 2017 to consolidate operations and reduce G&A expenses. With the introduction of the new Route Edge mobile software in Q1-2017, an expansion of new business partner relationships and an increasing emphasis on providing professional and managed services the Company expects revenue growth in 2017. During 2017 as financial performance improves the Company intends to further reduce debt and associated interest expense. Tom Miller, Chairman of the Board stated, “I am enthusiastic about the appointment of Shai Lustgarten as President and CEO beginning April 2017. He is an experienced executive with demonstrated success in developing technology businesses.”

Year End Financial Results

Revenues

For the years ended December 31, 2016 and 2015, the Company recognized $60,047,124 and $58,598,531 in net revenues, respectively. This represents an increase of 2.5% attributable to organic growth. The growth rate is in line with that of the industry. We will continue to grow our revenues by providing additional value added services.

Gross Margin

Gross profit margin for the year ended December 31, 2016 was 20.1% of revenue compared to 20.4% for the year ended December 31, 2015. The Company has been able to maintain stable gross margin in light of the very competitive market conditions which exemplifies its strong relationships with its customer base.

Net loss from continuing operations

Included in the net loss from continuing operations of $7.5 million for the 2016 fiscal year, were $3.5 million of non-recurring charges, most of which were non-cash. The one-time charges include a $0.3 million net loss on asset write-off and settlement of contingent liability, $0.6 million financing charges related to the early termination of the line of credit, $0.5 million in restructuring charges, $0.8 million in the increase of the valuation allowance for the deferred income tax assets and $1.3 million in interest expense from the acceleration of the accretion of the debt discount. In addition, the interest expense included $0.8 million of accretion of debt discount which will not continue in 2017 as the entire balance has been accredited at December 31, 2016 and will have a favorable impact on the profitability of the Company going forward. The net loss from continuing operations for the year ended December 31, 2015 was $1.5 million.

Net loss from discontinued operations

The Company realized a net loss from discontinued operations of $6,851,875 for the year ended December 31, 2016, which represents nine months of operations, and a net loss from discontinued operations of $239,956 for the year ended December 31, 2015, which represents three months of operations.

EBITDA

The Company’s operating expenses during both the years ended December 31, 2016 and 2015 included non-cash expenses including depreciation, amortization of acquisition intangibles and stock-based compensation for employee and director stock options and one-time non-recurring costs.

Without the effect of these non-cash expenses, the Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization (“Adjusted EBITDA”) for the year ended December 31, 2016 was $1.1 million compared to $1.2 million for the year ended December 31, 2015.

Please refer to the financial tables included below for a reconciliation of generally accepted accounting principles in the United States (“GAAP”) to non-GAAP financial results. Please refer to the financial tables included below for a reconciliation of GAAP to non-GAAP results.

Balance Sheet Summary

Net deferred revenue consists of prepaid third party hardware service agreements, software maintenance service contracts and the related costs and expenses recorded net of the revenue charged. As stated in the footnotes to the financials, the Company had deferred revenue of $8.7 million and deferred costs of $7.3 million. This net deferred revenue of $1.4 million at December 31, 2016 will be recognized in income over the term of the contracts, normally one to five years, with three years being the average term.

About Quest Solution, Inc.

Quest Solution is a Specialty Systems Integrator focused on Field and Supply Chain Mobility. We are also a manufacturer and distributor of consumables (labels, tags, and ribbons), RFID solutions, and barcoding printers. Founded in 1994, Quest is headquartered in Eugene, Oregon, with offices in the United States.

Rated in the Top 1% of global solution providers, Quest specializes in the design, deployment and management of enterprise mobility solutions including Automatic Identification and Data Capture (AIDC), Mobile Cloud Analytics, RFID (Radio Frequency Identification), and proprietary Mobility software. Our mobility products and services offering is designed to identify, track, trace, share and connect data to enterprise systems such as CRM or ERP solutions. Our customers are leading Fortune 500 companies from several sectors including manufacturing, retail, distribution, food / beverage, transportation and logistics, health care and chemicals / gas / oil.

Information about Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. This release contains “forward-looking statements” that include information relating to future events and future financial and operating performance. The words “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for Quest Solution, Inc.’s products, the introduction of new products, the Company’s ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company’s liquidity and financial strength to support its growth, the Company’s ability to manage credit and debt structures from vendors, debt holders and secured lenders, the Company’s ability to successfully integrate its acquisitions, risks related to the sale of Quest Solution Canada Inc. to Viascan Group Inc. and other information that may be detailed from time-to-time in Quest Solution Inc.’s filings with the United States Securities and Exchange Commission. Examples of such forward looking statements in this release include, among others, statements regarding revenue growth, driving sales, operational and financial initiatives, cost reduction and profitability, and simplification of operations. For a more detailed description of the risk factors and uncertainties affecting Quest Solution, Inc. please refer to the Company’s recent Securities and Exchange Commission filings, which are available at http://www.sec.gov. Quest Solution, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless otherwise required by law.

Financial Tables Follow

QUEST SOLUTION, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	For the three months ending		For the years ending
	December 31,		December 31,
	2016	2015	2016	2015
Revenues
Total Revenues	16,607,405	17,653,607	60,047,124	58,598,531

Cost of goods sold
Cost of goods sold	13,303,670	14,618,563	47,952,579	46,650,277

Gross profit	3,303,735	3,035,044	12,094,545	11,948,254

Operating expenses
General and administrative	518,241	760,116	2,327,889	2,813,984
Salary and employee benefits	2,176,206	2,394,415	8,409,223	8,220,135
Depreciation and amortization	445,249	2,528,907	1,792,326	2,598,823
Professional fees	151,221	122,339	754,411	411,261
Total operating expenses	3,290,917	5,805,777	13,283,849	14,044,203

Income (loss) from operations	12,818	(2,770,733)	(1,189,304)	(2,905,949)

Other income (expenses):
Restructuring expenses	-	-	(544,941)	-
Gain on foreign currency	-	-	129,589	-
Interest expense	(1,728,283)	(426,007)	(4,531,263)	(1,438,422)
Write-off of other assets	-	-	(450,000)	-
Gain on intangible license settlement	-	-	-	374,500
Gain on extinguishment of other liabilities	150,000	-	150,000	-
Other (expenses) income	4,130	(118,001)	11,001	(100,777)
Total other expenses	(1,574,153)	(544,008)	5,235,614	(1,164,699)

Net loss Before Income Taxes	(1,561,335)	(3,314,741)	(6,424,918)	(3,260,648)

(Provision) benefit for Income Taxes
Deferred	(769,633)	1,797,977	(769,633)	1,797,977
Current	192,535	51,756	(298,719)	(12,453)
	(577,098)	1,849,733	(1,068,352)	1,785,524

Net loss from continuing operations	(2,138,433)	(1,465,008)	(7,493,270)	(1,475,124)

Net loss from discontinued operations	-	(239,956)	(6,851,875)	(239,956)

Net Loss	(2,138,433)	(1,704,964)	(14,345,145)	(1,715,080)

QUEST SOLUTION, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

	As of
	December 31, 2016	December 31, 2015
ASSETS
Current assets
Cash	$289,480	$823,391
Restricted Cash	665,220	690,850
Accounts receivable, net	10,589,677	7,903,338
Inventory, net	531,593	471,479
Prepaid expenses	272,926	649,123
Deferred tax asset, current portion	-	160,545
Other current assets	772,966	395,642
Assets held for disposal	-	18,254,601
Total current assets	13,121,862	29,348,969

Fixed assets	136,835	201,897
Deferred tax asset	-	433,997
Goodwill	10,114,164	10,114,164
Trade name	2,936,481	3,513,481
Intangibles, net	-	8,250
Customer Relationships	6,435,652	7,560,352
Other assets	47,563	689,347
Total assets	$32,792,557	51,870,457

LIABILITIES AND STOCKHOLDERS’ (DEFICIT)
Current liabilities
Accounts payable and accrued liabilities	$10,566,066	14,360,980
Accrued interest and accrued liabilities, related party	-	177,776
Line of credit	5,059,292	2,960,342
Advances, related party	100,000	400,000
Accrued payroll and sales tax	1,829,934	1,322,188
Deferred revenue, net	879,026	685,317
Current portion of note payable	9,782,925	-
Notes payable, related parties, current portion	-	6,790,148
Other current liabilities	227,932	369,609
Liabilities held for disposal	-	10,795,906
Total current liabilities	28,445,175	37,862,266

Long term liabilities
Note payable, related party, net of debt discount	17,515,345	13,546,840
Accrued interest and accrued liabilities, related party	629,238	-
Long term portion of note payable	130,294	126,942
Deferred revenue, net	565,423	533,874
Other long term liabilities	332,270	271,902
Total liabilities	47,617,745	52,341,824

Stockholders’ deficit
Series A Preferred stock; $0.001 par value; 1,000,000 shares designated, 0 shares issued and outstanding as of December 31, 2016 and 2015, respectively.	-	-
Series B Preferred stock; $0.001 par value; 1 share designated, 0 shares and 1 share issued and outstanding as of December 31, 2016 and 2015, respectively.	-	1
Series C Preferred stock; $0.001 par value; 15,000,000 shares designated, 3,143,530 and 0 shares issued and outstanding as of December 31, 2016 and 2015, respectively, liquidation preference of $1 per share and a cumulative dividend of $0.06 per share	3,144	-
Common stock; $0.001 par value; 100,000,000 shares authorized; 35,095,763 and 36,871,478 shares issued and outstanding of December 31, 2016 and 2015 respectively..	35,095	36,871
Common stock to be repurchased by the Company	(230,490)	-
Additional paid-in capital	18,302,262	17,948,997
Accumulated deficit	(32,935,199)	(18,457,236)
Total stockholders’ deficit	(14,825,188)	(471,367)
Total liabilities and stockholders’ deficit	$32,792,557	51,870,457

QUEST SOLUTION, INC.

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

	For the three months ending		For the years ending
	December 31,		December 31,
	2016	2015	2016	2015
EBITDA Calculation:

Net loss income	(2,138,433)	(1,704,964)	(14,345,145)	(1,715,080)
Net loss from discontinuing operations	-	239,956	6,851,875	239,956
Income Taxes	577,098	(1,849,733)	1,068,352	(1,785,524)
Depreciation & Amortization	445,249	2,528,907	1,792,326	2,598,823
Interest Expense	1,728,283	426,007	4,531,263	1,438,422
Non-admissible foreign exchange (gain) loss	-	-	(129,589)	-
EBITDA	612,197	(359,827)	(230,918)	776,597

Adjusted EBITDA Calculation:

EBITDA	612,197	(359,827)	(230,918)	776,597

Non Cash stock compensation	66,372	414,138	374,451	751,034
Write-off of other assets	-	-	450,000	-
Gain on intangible license settlement	-	-	-	(374,500)
Restructuring expenses	-	-	544,941	-
Divestiture related costs	102,535	-	102,535	-
Merger related costs	-	-	25,188	-
Gain on extinguishment of other liabilities	(150,000)	-	(150,000)	-
One time nonrecurring costs	-	-	18,245	-
Adjusted EBITDA	631,104	54,311	1,134,442	1,153,131

Net Revenue	16,607,405	17,653,607	60,047,124	58,598,531

Adjusted EBITDA as a % of Net Revenue	3.8%	0.3%	1.9%	2.0%

The merger related costs are fees from an independent valuation firm and legal firm which are related to the business acquisitions. The divestiture related costs are fees from a legal firm which are related to the divestiture of Quest Solution Canada Inc.

Investor Contact:

Joey Trombino, CFO
(514) 744-1000 ext. 1228
jtrombino@questsolution.com